UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    February 22, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws and Proxy Access

On February 22, 2017, the Board of Directors of Pinnacle West Capital Corporation (the “Company” or "Pinnacle West") approved amendments to the Company’s Bylaws.  One of the amendments permits the Board to hold a virtual shareholder meeting “by means of remote communication” if the Board determines to do so (see Sections 2.01, 2.02, and 2.08 of the Bylaws). Section 2.05 of the prior Bylaws addressed how a shareholder may nominate directors and bring other proposals before an annual or special shareholder meeting. To provide greater clarity, the Board amended Section 2.05 of the Bylaws by breaking it into two separate provisions. The new Section 2.05 addresses how a shareholder may nominate directors, while the new Section 2.06 addresses how a shareholder may bring proposals other than director nominations before an annual or special shareholder meeting; both of the new Sections include enhanced disclosure requirements. The Board also added a new Section 2.07 to permit proxy access. The new Bylaw provision provides that a shareholder or group of up to 20 shareholders, who have owned at least three percent of the Company’s common stock for at least three years, may have their director nominees included in the Company’s proxy statement for an annual shareholder meeting if the other requirements of the provision are met. The maximum number of qualifying shareholder-nominated candidates that may be included in the Company’s proxy statement is limited to the greater of 25% of the existing board seats or two candidates, subject to certain adjustments. Finally, the Board deleted former Section 7.02 of the Bylaws, relating to Board and committee ratification, because it was no longer consistent with current Arizona law.

This summary is qualified by reference to the complete text of the amended Bylaws attached as Exhibit 3.1 to this report.

Item 7.01    Regulation FD Disclosure.

Investor and Analyst Meetings

Pinnacle West will be participating in various meetings with securities analysts and investors on March 1, 2017 and will be utilizing handouts during those meetings. Copies of the handouts are attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Registrant(s)	Description

3.1	Pinnacle West	Pinnacle West Capital Corporation Bylaws, amended as of February 22, 2017

99.1	Pinnacle West Arizona Public Service Company	Pinnacle West handouts for use at meetings on March 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: February 28, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: February 28, 2017	By: /s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer